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                                                                   Exhibit 10.71

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                  :
                                        :   Jointly Administered
BORDEN CHEMICALS AND                    :   Case No. 01-1268 (PJW)
PLASTICS OPERATING LIMITED              :
PARTNERSHIP, a Delaware limited         :
partnership, et al.,                    :
                                        :   Chapter 11
                       Debtors.         :


                    ORDER APPROVING ENVIRONMENTAL SETTLEMENT
                AGREEMENTS BETWEEN DEBTORS, BCP MANAGEMENT, INC.;
               BORDEN CHEMICAL, INC.; THE UNITED STATES DEPARTMENT
              OF JUSTICE ON BEHALF OF THE ENVIRONMENTAL PROTECTION
              AGENCY; AND THE LOUISIANA DEPARTMENT OF ENVIRONMENTAL QUALITY PURSUANT TO BANKRUPTCY RULE 9019 [DOCKET NO. 1112]

          This matter coming before the Court on the Motion of Debtors and Debtors in Possession for Approval of Environmental Settlement Agreements with BCP Management, Inc.; Borden Chemical, Inc.; United States Department Of Justice On Behalf Of The Environmental Protection Agency; and Louisiana Department Of Environmental Quality Pursuant to Bankruptcy Rule 9019 (the "Motion"); the Court having reviewed the Motion and all papers related thereto; the Court having heard the statements of counsel regarding the relief requested in the Motion at a hearing before the Court (the "Hearing"); the Court finding that (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334,
(b) this is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2), and (c) notice of the Motion and Hearing was adequate under the circumstances; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein;

          IT IS HEREBY ORDERED THAT:

          1.   The Motion is GRANTED.

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          2.   Capitalized terms not otherwise defined herein have the meanings given to them in the Motion.

          3. The Environmental Settlement Agreements are hereby authorized and approved under Bankruptcy Rule 9019.

          4. The Debtors are hereby authorized and directed to enter into and satisfy the terms of the Environmental Settlement Agreements, including without limitation to execute, deliver, implement and fully perform any and all obligations, instruments, documents and papers and to take any and all actions reasonably necessary or appropriate to consummate the Environmental Settlement Agreements and perform any and all obligations contemplated therein.


Dated: ___________, 2002
                                        -------------------------------------
       Wilmington, Delaware             UNITED STATES BANKRUPTCY JUDGE